                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                               February 20, 2002
                       (Date of earliest event reported)


                            MARTIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               0-26228                                    63-0133054
-----------------------------------------    ----------------------------------
         (Commission File No.)                (IRS Employer Identification No.)


     301 East Tennessee Street
          Florence, Alabama                                   35630
-----------------------------------------    ----------------------------------
(Address of principal executive offices)                   (Zip Code)


                                 (256) 767-0330
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.


                  On February 20, 2002, Martin Industries, Inc., a Delaware corporation (the "Company"), completed the transfer of all of the shares of its wholly-owned subsidiary, 1166081 Ontario Inc., an Ontario corporation ("1166081"), to Roger Vuillod. All shares of the Company's subsidiary, Hunter Technology Inc., an Ontario corporation ("Hunter"), are held by 1166081. Mr. Vuillod was the manager and sole director of Hunter at the time of the transfer.

                  The transfer of 1166081 was effected pursuant to a Share Transfer Agreement and Assignment of Intercompany Debt (the "Agreement"), dated February 20, 2002, among the Company, 1166081, Hunter and Mr. Vuillod. The terms of the transfer were determined by arm's length negotiation. Under the terms of the transfer, Mr. Vuillod assumed all obligations and liabilities associated with the ownership of the shares of 1166081. Further, in connection with the transfer, the Company assigned $4.3 million in intercompany debt, which Hunter owed to the Company, to Mr. Vuillod. According to the terms of the assignment, as Mr. Vuillod collects payment on the debt, he will pay a percentage of the collection to the Company. Also, the Company assigned to Hunter the assets used in the manufacture and distribution of NuWay do-it-yourself trailers, which have been manufactured by Hunter since the fourth quarter of 2000.

                  As a condition to the consummation of the transfer, the Company, Mr. Vuillod, 1166081 and Hunter entered into and delivered a Mutual General Release pursuant to which Mr. Vuillod, 1166081 and Hunter released the Company from any liability, obligation or claim arising out of any matter, cause or thing occurring prior to the delivery of the release, with the exception of the Company's obligations under the Agreement and certain severance obligations owing by the Company to Mr. Vuillod. The Mutual General Release also effected a release by the Company of Mr. Vuillod from any liability, obligation or claim arising out of any matter, cause or thing occurring prior to the delivery of the release, except for Mr. Vuillod's obligations under the Agreement.

                  The foregoing summary of the transfer of shares and assignment of intercompany debt is qualified in its entirety by the Share Transfer Agreement and Assignment of Intercompany Debt, which is incorporated by reference as Exhibit 2 attached hereto.

                  The press release announcing the completion of the transfer of shares and assignment of intercompany debt is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business to be Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information

                  The following unaudited pro forma condensed consolidated financial statements are filed with this report:

                  Pro Forma Condensed Consolidated Balance Sheet as of September 29, 2001

                  Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 29, 2001

                  Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2000

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  The following unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and Quarterly Report on Form 10-Q for the quarter ended September 29, 2001. The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of future operating results or financial position.

                  Basis of Presentation

                  The unaudited pro forma condensed consolidated balance sheet as of September 29, 2001, presents the consolidated financial position of the Company assuming that (i) the transfer of the shares of 1166081 Ontario Inc.,
(ii) the assignment of the $4.3 million in intercompany debt owing from Hunter Technology Inc. to the Company, (iii) the transfer to Hunter Technology Inc. of the certain assets of the Company used in the manufacture and distribution of NuWay trailers, and (iv) the previously reported disposition in November 2001, of certain assets constituting the Company's Broilmaster premium gas barbeque grill business had occurred on September 29, 2001. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000, and the nine months ended September 29, 2001, present the consolidated results of operations of the Company assuming the transactions enumerated in the prior sentence had occurred as of January 1, 2000 and January 1, 2001, respectively. The historical statements of operations for the nine months ended September 29, 2001 and for the year ended December 31, 2000 have been presented on a discontinued operations basis with respect to the disposition of the certain assets of the Company's Broilmaster premium gas barbeque grill business; however, the transfer of the shares of 1166081 Ontario, Inc., the assignment of the intercompany debt and the transfer to Hunter Technology Inc. of the certain assets used in the manufacture and distribution of NuWay trailers will be deconsolidated on the Company's financial statements for the fiscal year ended December 31, 2001. It is expected that the deconsolidation will result in a write off of assets of approximately $3.6 million which is not reflected in the accompanying pro forma statements.

                            MARTIN INDUSTRIES, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            As of September 29, 2001


                                                                                                      Total
                                                                 Broilmaster      Broilmaster       Broilmaster
                                                   Historical    Adjustments      Adjustments       Adjustments
                                                  ------------   -----------      -----------       -----------

ASSETS:
Current assets:
   Cash and short-term investments                $      1,000   $4,560,000(1)    $(4,560,000)(9)   $        0
   Accounts and notes receivable, less
      allowance for doubtful accounts of
      $1,470,000                                     7,861,000
   Inventories                                      12,321,000   (2,055,000)(2)                      (2,055,000)
   Prepaid expenses and other assets                   736,000
                                                  ------------   ----------       -----------       -----------

      Total current assets                          20,919,000    2,505,000        (4,560,000)       (2,055,000)
                                                  ------------   ----------       -----------       -----------

   Property, plant and equipment, net               11,296,000     (306,000)(3)                        (306,000)
                                                  ------------   ----------       -----------       -----------
   Goodwill, net of accumulated
      amortization of $269,000                         423,000
   Cash value of life insurance                        161,000
   Other                                               168,000      150,000 (4)                         150,000
                                                  ------------   ----------       -----------       -----------

      Total non-current assets                         752,000      150,000                 0           150,000
                                                  ------------   ----------       -----------       -----------

      Total assets                                $ 32,967,000    2,349,000        (4,560,000)       (2,211,000)
                                                  ============   ==========       ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
   Current Liabilities:

     Short-term borrowings                        $  9,095,000   $        0       $(2,637,000)(10)  $(2,637,000)
     Current portion of long-term debt               3,142,000                     (1,908,000)(11)   (1,908,000)
     Accounts payable                                7,789,000
     Accrued liabilities:
        Payroll and employee benefits                1,769,000       72,000 (5)                          72,000
        Product liability                              946,000
        Warranty                                       658,000     (201,000)(6)                        (201,000)
        Workers' compensation                          825,000
        Other                                        1,039,000      305,000 (7)        (8,000)(12)      297,000
                                                  ------------   ----------       -----------       -----------

        Total current liabilities                   25,263,000      176,000        (4,553,000)       (4,377,000)
                                                  ------------   ----------       -----------       -----------

   Deferred compensation                             1,778,000
                                                  ------------   ----------       -----------       -----------


        Total liabilities                           27,041,000      176,000        (4,553,000)       (4,377,000)
                                                  ------------   ----------       -----------       -----------

STOCKHOLDERS' EQUITY
   Preferred stock, $.01 par value; 1,000,000
      shares authorized; no shares issued
      and outstanding                                        0
   Common stock, $.01 par value; 20,000,000
      shares authorized; 9,767,032 shares
      issued at September 29, 2001 and
      9,764,802 at December 31, 2000                    98,000
   Paid-in capital                                  26,025,000
   Accumulated deficit                             (13,878,000)   2,173,000 (8)        (7,000)(13)    2,166,000
   Accumulated other comprehensive loss             (1,038,000)
                                                  ------------   ----------       -----------       -----------

                                                    11,207,000    2,173,000            (7,000)        2,166,000
   Less:
   Treasury stock at cost (1,192,145 shares
      at September 29, 2001                          3,789,000
   Unearned compensation                             1,492,000
                                                  ------------   ----------       -----------       -----------

        Total stockholders' equity                   5,926,000    2,173,000            (7,000)        2,166,000
                                                  ------------   ----------       -----------       -----------

        Total liabilities and
           stockholders' equity                   $ 32,967,000   $2,349,000       $(4,560,000)      $(2,211,000)
                                                  ============   ==========       ===========       ===========



                                                      Hunter
                                                     Adjustments          Pro Forma
                                                     -----------         ------------

ASSETS:
Current assets:
   Cash and short-term investments                   $         0         $      1,000
   Accounts and notes receivable, less
      allowance for doubtful accounts of
      $1,470,000                                      (1,414,000)(14)       6,447,000
   Inventories                                        (3,194,000)(15)       7,072,000
   Prepaid expenses and other assets                    (190,000)(16)         546,000
                                                     -----------          ------------

      Total current assets                            (4,798,000)          14,066,000
                                                     -----------         ------------

   Property, plant and equipment, net                 (2,199,000)(17)       8,791,000
                                                     -----------         ------------
   Goodwill, net of accumulated
      amortization of $269,000                          (423,000)(18)               0
   Cash value of life insurance                                0              161,000
   Other                                                       0              318,000
                                                     -----------         ------------

      Total non-current assets                          (423,000)             479,000
                                                     -----------         ------------

      Total assets                                   $(7,420,000)        $ 23,336,000
                                                     ===========         ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
   Current Liabilities:

     Short-term borrowings                           $  (870,000)(19)    $  5,588,000
     Current portion of long-term debt                (1,177,000)(20)          57,000
     Accounts payable                                 (1,959,000)(21)       5,830,000
     Accrued liabilities:                                      0                    0
        Payroll and employee benefits                   (248,000)(22)       1,593,000
        Product liability                                      0              946,000
        Warranty                                        (129,000)(23)         328,000
        Workers' compensation                             (4,000)(24)         821,000
        Other                                                  0            1,336,000
                                                     -----------         ------------

        Total current liabilities                     (4,387,000)          16,499,000
                                                     -----------         ------------

   Deferred compensation                                       0            1,778,000
                                                     -----------         ------------


        Total liabilities                             (4,387,000)          18,277,000
                                                     -----------         ------------

STOCKHOLDERS' EQUITY
   Preferred stock, $.01 par value; 1,000,000
      shares authorized; no shares issued
      and outstanding                                          0                    0
   Common stock, $.01 par value; 20,000,000
      shares authorized; 9,767,032 shares
      issued at September 29, 2001 and
      9,764,802 at December 31, 2000                           0               98,000
   Paid-in capital                                             0           26,025,000
   Accumulated deficit                                (4,071,000)(25)     (15,783,000)
   Accumulated other comprehensive loss                1,038,000 (26)               0
                                                     -----------         ------------

                                                      (3,033,000)          10,340,000
   Less:
   Treasury stock at cost (1,192,145 shares
      at September 29, 2001 and at
      December 31, 2000)                                       0            3,789,000
   Unearned compensation                                       0            1,492,000
                                                     -----------         ------------

        Total stockholders' equity                    (3,033,000)           5,059,000
                                                     -----------         ------------

        Total liabilities and
           stockholders' equity                      $(7,420,000)        $ 23,336,000
                                                     ===========         ============


The accompanying notes are an integral part of this unaudited pro forma condensed consolidated balance sheet

                  Pro Forma Adjustments

                  The following notes describe the adjustments included in the accompanying unaudited pro forma condensed consolidated balance sheet:

                           Broilmaster Adjustments
                           -----------------------

                  (1) To reflect the cash received from Empire Gas for the sale of Broilmaster.

                  (2)      To reflect the reduction in inventory sold to Empire
                           Gas.

                  (3) To reflect the reduction in fixed assets net of depreciation sold to Empire Gas.

                  (4) To reflect $400,000 held in escrow less $250,000 deemed unrecoverable.

                  (5) To reflect severance accrual for employees who were laid off due to reduction in sales.

                  (6) To reflect reduction in warranty liability due to the funds held in escrow.

                  (7) To reflect liabilities incurred as a result of the sale, including transaction and legal fees.

                  (8)      To reflect the estimated gain on the sale.

                  (9)      To reflect distribution of cash received from sale.

                  (10)     To reflect pay down of short-term borrowings.

                  (11) To reflect pay off of current portion of long-term debt.

                  (12) To reflect pay off of the interest associated with the current portion of long-term debt.

                  (13) To reflect the estimated loss on distribution of funds.

                           Hunter Adjustments
                           ------------------

                  (14) To reflect the reduction in accounts and notes receivable related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (15) To reflect the reduction in inventory related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (16) To reflect the reduction of prepaid expenses and other assets related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (17) To reflect the reduction in fixed assets net of depreciation related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (18) To reflect write-off of goodwill related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (19) To reflect reduction of short-term borrowings related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (20) To reflect reduction of current portion of long-term debt related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (21) To reflect accounts payable related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (22) To reflect reduction in payroll and employee benefits related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (23) To reflect warranty liability related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (24) To reflect workers' compensation liability related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (25) To reflect accumulated deficit in retained earnings related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (26) To reflect accumulated other comprehensive loss related to the transfer of the shares of the Canadian subsidiaries and related transactions.

                            MARTIN INDUSTRIES, INC.
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                 OF OPERATIONS
                  For the Nine-Months Ended September 29, 2001


                                                           Broilmaster           Hunter
                                          Historical       Adjustments         Adjustments           Pro Forma
                                         ------------      -----------         -----------          -----------

NET SALES                                $ 39,052,000      $ 8,214,000(1)     $  5,442,000(5)       $25,396,000

Cost of sales                              38,006,000        7,621,000(2)        5,644,000(6)        24,741,000
                                         ------------       ----------        ------------          -----------

GROSS PROFIT (LOSS)                         1,046,000          593,000            (202,000)             655,000
                                         ------------       ----------        ------------          -----------

Operating expenses:
   Selling                                  5,512,000        1,290,000(3)          624,000(7)         3,598,000
   General and administrative               4,796,000        1,122,000(3)          722,000(7)         2,952,000
   Non-cash ESOP compensation                 118,000                0                   0              118,000
                                         ------------       ----------        ------------          -----------

                                           10,426,000        2,412,000           1,346,000            6,668,000
                                         ------------       ----------        ------------          -----------

OPERATING LOSS                             (9,380,000)      (1,819,000)         (1,548,000)          (6,013,000)

Interest expense                              952,000          223,000(4)          146,000(8)           583,000
Interest and other income                     (50,000)               0             (20,000)             (30,000)
                                         ------------       ----------        ------------          -----------

LOSS FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                    (10,282,000)      (2,042,000)         (1,674,000)          (6,566,000)

Provision for income taxes                          0                0                   0                    0
                                         ------------       ----------        ------------          -----------

LOSS FROM CONTINUING OPERATIONS          $(10,282,000)     $(2,042,000)       $ (1,674,000)         $(6,566,000)
                                         ------------      -----------        ------------          -----------

DISCONTINUED OPERATIONS:
Loss from discontinuing operations,
   net of tax                                                                                        (2,042,000)
Gain on sale of discontinued
   operations, net of tax                                                                             2,166,000
                                                                                                    -----------
Gain from discontinued operations                                                                       124,000
                                                                                                    -----------

NET LOSS                                                                                            $(6,442,000)
                                                                                                    ===========

BASIC AND DILUTED PER SHARE DATA:

Loss from continuing operations                                                                     $     (0.82)
Gain from discontinued operations                                                                   $      0.02
                                                                                                    -----------

Net loss                                                                                            $     (0.80)
                                                                                                    ===========

Weighted average number of common
   shares outstanding                                                                                 8,009,054
                                                                                                    ===========


    The accompanying notes are an integral part of this unaudited pro forma condensed consolidated statement of operations.

                  Pro Forma Adjustments

                  The following notes describe the adjustments included in the accompanying unaudited pro forma condensed consolidated statement of operations:

                           Broilmaster Adjustments
                           -----------------------

                  (1) To reflect reduction in net sales due to sale of Broilmaster line.

                  (2) To reflect reduction in cost of sales due to sale of Broilmaster line.

                  (3) To reflect reduction in selling and administrative expenses due to sale of Broilmaster line.

                  (4) To reflect reduction in interest expense due to the settlement of long-term debt and decreased short-term borrowing activity.

                           Hunter Adjustments
                           ------------------

                  (5) To reflect reduction in net sales due to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (6) To reflect reduction in cost of sales due to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (7) To reflect reduction in selling and administrative expenses due to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (8) To reflect reduction in interest expense and other income due to the transfer of the Canadian subsidiaries and related transactions.

                            MARTIN INDUSTRIES, INC.
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                 OF OPERATIONS
                      For the Year Ended December 31, 2000


                                                           Broilmaster            Hunter
                                         Historical        Adjustments          Adjustments            Pro Forma
                                        ------------       -----------          -----------           -----------

NET SALES                               $ 63,680,000      $ 16,300,000(1)      $  8,429,000(5)        $ 38,951,000

Cost of sales                             62,629,000        14,687,000(2)         7,459,000(6)          40,483,000
                                        ------------      ------------         ------------          ------------

GROSS PROFIT (LOSS)                        1,051,000         1,613,000              970,000            (1,532,000)
                                        ------------      ------------         ------------          ------------

Operating expenses:
   Selling                                 8,758,000         2,242,000(3)           733,000(7)          5,783,000
   General and administrative              9,633,000         2,466,000(3)           965,000(7)          6,202,000
   Non-cash ESOP compensation                458,000                 0                    0               458,000
   Restructure credit                       (100,000)                0                    0              (100,000)
   Impairment charge                       1,379,000                 0            1,208,000               171,000
                                        ------------      ------------         ------------          ------------

                                          20,128,000         4,708,000            2,906,000            12,514,000
                                        ------------      ------------         ------------          ------------

OPERATING GAIN OR (LOSS)                 (19,077,000)       (3,095,000)          (1,936,000)          (14,046,000)

Gain or (loss) on sale of assets          (1,039,000)                0                    0(8)         (1,039,000)
Interest expense                             960,000           246,000(4)           120,000(9)            594,000
Interest and other income                   (175,000)                0              (36,000)(10)         (139,000)
                                        ------------      ------------         ------------          ------------

LOSS FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                   (18,823,000)       (3,341,000)          (2,020,000)          (13,462,000)

Provision for income taxes                 5,770,000           431,000              734,000(11)         4,605,000
                                        ------------      ------------         ------------          ------------

LOSS FROM CONTINUING OPERATIONS         $(24,593,000)     $ (3,772,000)         $(2,754,000)         $(18,067,000)
                                        ------------      ------------         ------------          ------------

DISCONTINUED OPERATIONS:
Loss from discontinued operations,
   net of tax                                                                                          (3,772,000)
Gain on sale of discontinued
   operations, net of tax                                                                               2,166,000
                                                                                                     ------------
Loss from discontinued operations                                                                      (1,606,000)
                                                                                                     ------------

NET LOSS                                                                                             $(19,673,000)
                                                                                                     ============

BASIC AND DILUTED PER SHARE DATA:

Loss from continuing operations                                                                      $      (2.35)
                                                                                                     ------------
Loss from discontinued operations                                                                    $      (0.21)
                                                                                                     ------------

Net loss                                                                                             $      (2.55)
                                                                                                     ============

Weighted average number of common
   shares outstanding                                                                                   7,703,315
                                                                                                     ============


    The accompanying notes are an integral part of this unaudited pro forma condensed consolidated statement of operations.

                  Pro Forma Adjustments

                  The following notes describe the adjustments included in the accompanying unaudited pro forma condensed consolidated statement of operations:

                           Broilmaster Adjustments
                           -----------------------

                  (1) To reflect reduction in net sales due to sale of Broilmaster line.

                  (2) To reflect reduction in cost of sales due to sale of Broilmaster line.

                  (3) To reflect reduction in selling and general and administrative expenses due to sale of Broilmaster line.

                  (4) To reflect reduction in interest expense due to the settlement of long-term debt and decreased short-term borrowing activity.

                           Hunter Adjustments
                           ------------------

                  (5) To reflect reduction in net sales due to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (6) To reflect reduction in cost of sales due to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (7) To reflect reduction in selling and administrative expense due to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (8) To reflect reduction in gain on sale of assets due to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (9) To reflect reduction in interest expense due to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (10) To reflect reduction in interest and other income due to the transfer of the shares of the Canadian subsidiaries and related transactions.

                  (11) To reflect reduction in provision for income taxes due to the transfer of the shares of the Canadian subsidiaries and related transactions.

         (c)      EXHIBITS.

         Exhibit 2 Share Transfer Agreement and Assignment of Intercompany Debt, dated February 20, 2002, by and among Martin Industries, Inc., 1166081 Ontario Inc., Hunter Technology Inc. and Roger Vuillod.

         Exhibit 99.1      Press Release dated February 21, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MARTIN INDUSTRIES, INC.
                                                 (Registrant)


Date: March 7, 2002                          By  /s/ James W. Truitt
                                               --------------------------------
                                                        James W. Truitt
                                                    Its Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

2                 Share Transfer Agreement and Assignment of Intercompany Debt, dated February 20, 2002, by and among Martin
                  Industries, Inc., 1166081 Ontario Inc., Hunter Technology Inc. and Roger Vuillod.

99.1              Press Release dated February 21, 2002.